UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 4, 2007
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      33-22142               55-0681106
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On February 4, 2007, the Board of Directors of the Registrant (the "Board") and the Registrant's management concluded that previously reported audited financial statements for the year ended December 31, 2005 (the "2005 Financial Statements") should no longer be relied upon and would be restated. Specifically, the Registrant determined that the derivative liabilities and the amount payable as Default Payments (as defined below) to certain holders of its outstanding callable convertible promissory notes (the "Note Holders"), which were originally issued on April 27, 2004 (the "April 2004 Note") and June 11, 2004 (the "June 2004 Note" and together with the April 2004 Note, the "Notes"), were incorrectly calculated.

In the 2005 Financial Statements filed with the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2005, the Registrant disclosed that the Notes were in default as of December 29, 2004, which entitled the Note Holder to demand repayment of the then outstanding principal amount under the Notes (the "Principal Amount") in an amount equal to the greater of (a) 130% of
(i) the Principal Amount, (ii) accrued but unpaid interest, and/or (iii) any default interest or registration statement penalties accrued thereunder (the amounts referred to in (i), (ii) and (iii) together with the Principal Amount, the "Default Sum"), and (b) number of shares of the Registrant's common stock, par value $0.00005 (the "Common Stock") per share, into which the default sum was convertible multiplied by the highest market price of the Common Stock commencing as of the date of the event of default (the "Default Payment"). An event of default occurred on August 25, 2004 as to the April 2004 Note and on October 9, 2004 as to the June 2004 Note, both of which occurred prior to the December 29, 2004 event of default that was disclosed in the 2005 Financial Statements filed with the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2005. As a result, the aggregate amount payable to the Note Holders as Default Payments under the Notes recognized in the 2005 Financial Statements filed with the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2005 was overstated by $208,954 and should have been recorded as $1,041,046 and the aggregate derivative liabilites was understated by $3,858,710 and should have been recorded as $12,039,667.

The effect of the non-cash restatements related to the derivative liabilities and amount payable to the Note Holders as Default Payments under the Notes as of December 31, 2005 will be to increase the Registrant's net loss for the year ended December 31, 2005 by $3,649,756 to $13,018,718. In addition, the effect of the restatements related to the basic and diluted net loss per share attributable to the holders of Common Stock for the year ended December 31, 2005 will remain at $.03. The effect of the restatements on our balance sheet as of December 31, 2005 will be a decrease to stockholders' deficit from $10,455,150 to $14,104,906.

After discussion with the Board, Management and Malone & Bailey, the Registrant's independent registered public accounting firm, the company concluded that, due to the errors, the previously issued consolidated financial statements for the year ended December 31, 2006, which were in the Company's Annual Report on Form 10-KSB on November 17, 2006 should not be relied upon.

The Registrant intends to restate the 2005 Financial Statements when they file their Annual Report on Form 10-KSB for the year ended December 31, 2006.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 23, 2007

                                            Midnight Holdings Group, Inc.



                           By:  /S/ NICHOLAS COCCO
                              ----------------------------------------------
                                   Name:  Nicholas Cocco
                                   Title: President and Chief Executive Officer





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